Exhibit 10.11

CONFIDENTIAL TREATMENT REQUESTED

Amendment No. 1

to BACE Research Collaboration and License Agreement between Vitae Pharmaceuticals, Inc., and Boehringer Ingelheim International GmbH, dated June 4, 2009 (the “Agreement”).

This Amendment No. 1 to the Agreement sets forth the mutual understanding concerning modifications of this Agreement.  Capitalized terms used in this 1st Amendment and not otherwise defined shall have the same meanings herein as assigned to such terms in the Agreement.  For good and valuable consideration, the adequacy of which is hereby acknowledged, the Parties agree as follows:

1.             Amendments

As of June 2, 2011, Exhibit 2, Preliminary Research Plan, fourth (4th) paragraph, of the Agreement, is hereby modified and replaced in its entirety as follows:

“****”

2.             Effect

This 1st Amendment shall be effective and binding upon the Parties as of the date set forth above in Section 1.  Except and only to the extent specifically modified herein, all of the terms and conditions of the Agreement are hereby ratified and confirmed and shall remain in full force and effect.  In case of any conflict or inconsistency between the provisions of this 1st Amendment and the Agreement, this 1st Amendment shall control.

In witness hereof, the Parties, by their duly authorized officers, have executed this 1st Agreement.

Vitae Pharmaceuticals, Inc.	Boehringer Ingelheim
International GmbH
	ppa.	ppa.

****	****	****

****	****	****

****	*authorized signatories*

Date: ****	Date: ****

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.